PROSPECTUS May 1, 2026, revised to November 2, 2026
T. ROWE PRICE
TMBSX	Mortgage-Backed Securities Multi-Sector Account Portfolio

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

1	SUMMARY
Mortgage-Backed Securities Multi-Sector Account Portfolio 1
2	MORE ABOUT THE FUND
Management of the Fund 8 More Information About the Fund’s Investment Objective(s), Strategies, and Risks 9 Portfolio Turnover 18 Financial Highlights 18 Disclosure of Fund Portfolio Information 21
3	INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS
Investing in T. Rowe Price Sector Portfolios 22 Pricing of Shares and Transactions 22 General Policies Relating to Transactions 24 Information on Distributions and Taxes 26 Rights Reserved by the Funds 30

SUMMARY	1

Investment Objective(s)

The fund seeks high current income and, secondarily, capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund.

Fees and Expenses of the Fund
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	—%

Other expenses	0.02	[a]

Total annual fund operating expenses	0.02	[a]

a T. Rowe Price Associates, Inc., is required to bear any of the fund’s custody fees that exceed 0.02% of the fund’s average daily net assets as well as all of the fund’s other operating expenses (except for interest and borrowing expenses, taxes, brokerage fees and commissions, and non-recurring, extraordinary expenses). Expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund and the arrangement may only be modified or terminated upon approval by the fund’s shareholders and Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$2	$6	$11	$26

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 377.6% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. dollar-denominated mortgage-backed securities. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk

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factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

Mortgage-backed securities are debt obligations that are backed by pools of mortgages or that represent claims to cash flows from pools of mortgage loans. The fund may invest in a wide range of mortgage-backed securities, including pass-through certificates and other securities that are backed or issued by the U.S. government and its agencies (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation), mortgage-related securities issued by private banks and other non-governmental issuers, agency and non-agency collateralized mortgage obligations, and other types of mortgage-backed securities as they become available.

Mortgage pass-through certificates entitle the holder to a proportionate share of principal and interest payments made on an underlying pool of mortgage loans. The timely payment of interest and principal on securities issued by the Government National Mortgage Association is guaranteed by the full faith and credit of the U.S. government, while securities issued by the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation provide certain guarantees but are not backed by the full faith and credit of the U.S. government. Collateralized mortgage obligations take the cash flows from other mortgage-backed securities and segregate them into different classes, known as tranches, with various payment schedules and other features.

Under normal conditions, all of the securities purchased by the fund will be rated investment grade (those above BBB- or an equivalent rating) at the time of purchase by at least one credit rating agency or, if unrated, deemed to be investment-grade quality by the adviser. If a security is split-rated (i.e., assigned different ratings by different credit rating agencies), the higher rating will be used for purposes of this requirement. There is no limit on the maturity of individual securities in the fund’s portfolio or on the fund’s overall weighted average maturity, which will vary and can be influenced by various factors such as the general level of interest rates and principal prepayments of certain mortgage-backed securities.

In selecting securities, the portfolio manager may weigh the characteristics of various types of mortgage-backed securities and examine yield relationships in the context of the outlook for interest rates and the economy. For example, if interest rates seem likely to fall, the portfolio manager may purchase mortgage-backed securities expected to have below-average prepayment rates with longer maturities and allocate some assets to bonds or other securities that could appreciate in that environment.

The fund may also purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date, but the delivered securities must meet specified terms and standards. The fund will generally enter into TBA transactions with the intention of taking possession of the underlying mortgage-backed securities. However, in an effort to obtain underlying mortgage-backed securities on more preferable terms or to enhance returns, the fund may extend the settlement by entering into “dollar roll” transactions in which the fund sells mortgage-backed securities to a dealer and

SUMMARY	3

simultaneously agrees to purchase substantially similar securities in the future at a predetermined price. The fund also expects to engage in short sales of TBA mortgages, including short sales on TBA mortgages the fund does not own, to potentially enhance returns or manage risk.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in unfavorable or uncertain market conditions, are summarized as follows:

Fixed income markets: Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including geopolitical developments (such as trade and tariff arrangements, sanctions, and cybersecurity attacks), recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

TBAs and dollar rolls: Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions are collateralized but they still involve the risk that a counterparty will fail to deliver the security, exposing the fund to potential losses. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. Forward settling securities, such as TBAs, involve leverage which may magnify investment risks and can cause losses to be

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realized more quickly. In addition, the fund’s portfolio turnover rate and transaction costs are increased when the fund enters into dollar roll transactions.

Interest rates: A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. The prices and yields of inflation-linked bonds are directly impacted by the rate of inflation as well as changes in interest rates. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments are likely to affect the interest rates or yields of the securities in which the fund invests.

Prepayments and extensions: The fund is subject to prepayment risks because the principal on mortgage-backed securities, asset-backed securities, or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

Credit quality: An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Securities that are rated below investment grade carry greater risk of default and should be considered speculative.

Liquidity: The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interests in the fund. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. The secondary market for certain municipal bonds tends to be less developed and less liquid than many other bond markets. Less liquid markets could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Portfolio turnover: High portfolio turnover may adversely affect the fund’s performance and increase transaction costs, which could increase the fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared with a fund with less active trading policies, which could have an adverse tax impact if the fund’s shares are held in a taxable account.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

SUMMARY	5

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund.

MORTGAGE-BACKED SECURITIES MULTI-SECTOR ACCOUNT PORTFOLIO

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	12/31/23	7.51%	Worst Quarter	9/30/22	-5.41%

The following table shows the average annual total returns for the fund. The fund’s performance information included in the table is compared with a regulatory required index that represents an overall securities market (Bloomberg U.S. Aggregate Bond Index). In addition, the table may also include one or more indexes that align to the fund’s investment strategy.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA.

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Average Annual Total Returns
	Periods ended
	December 31, 2025

				Inception
	1 Year	5 Years	10 Years	date
Mortgage-Backed Securities Multi-Sector Account Portfolio				03/01/2012
Returns before taxes	8.85%	-0.08%	1.54%
Returns after taxes on distributions	6.71	-1.40	0.30
Returns after taxes on distributions and sale
of fund shares	5.19	-0.64	0.63

Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)
	7.30	-0.36	2.01
Bloomberg U.S. Mortgage Backed Securities Index (reflects no deduction for fees, expenses, or taxes)
	8.58	0.15	1.59

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Name	Title	Managed Fund Since	Joined Investment Adviser
Ramon R. de Castro	Portfolio Manager and Chair of Investment Advisory Committee	2023	2012

Purchase and Sale of Fund Shares

The fund is not available for direct purchase by members of the public. Shares of the fund may only be purchased by or on behalf of institutional clients with whom T. Rowe Price or one of its affiliated investment advisers has an agreement to provide discretionary investment management services or by T. Rowe Price or one of its affiliated investment advisers on behalf of mutual funds or other investment companies that they advise.

There is no minimum amount required for initial or subsequent purchases. Fund shares may be purchased, redeemed, or exchanged on any day the New York Stock Exchange is open for business. Orders to purchase, redeem, or exchange fund shares must generally be requested by the persons at T. Rowe Price authorized to make investment decisions on behalf of the institutional client.

Tax Information

The fund declares dividends, if any, daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Distributions declared by the fund, as well as redemptions or exchanges of fund shares, may be taxable.

SUMMARY	7

Payments to Broker-Dealers and Other Financial Intermediaries

The fund and its related companies do not pay financial intermediaries for sales of the fund’s shares or related services.

MORE ABOUT THE FUND	2

MANAGEMENT OF THE FUND

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 1307 Point Street, Baltimore, Maryland 21231. As of December 31, 2025, T. Rowe Price and its affiliates (Firm) had approximately $1.78 trillion in assets under management.

Portfolio Management

The portfolio manager is primarily responsible for the day-to-day management of the fund’s portfolio. The portfolio manager is Ramon R. de Castro. The following information provides the year that the portfolio manager first joined the Firm and the portfolio manager’s specific business experience during the past five years (although the portfolio manager may have had portfolio management responsibilities for a longer period). Mr. de Castro has been portfolio manager of the fund since 2023. He joined the Firm in 2012, and his investment experience dates from 1994. During the past five years, he has served as a sector portfolio manager. The Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

T. Rowe Price has also established an Investment Advisory Committee with respect to the fund. The portfolio manager works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Ramon R. de Castro, chair; Scott Ackerman, Derek Bosley, Justin D. Campbell, and Yong Lee.

The Management Fee

The fund does not pay an investment management fee. However, the fund serves as an investment component within certain institutional separately managed accounts for which the investment adviser receives an investment management fee. Therefore, the investment adviser is compensated indirectly for its management of the fund pursuant to its investment management agreement with the institutional client.

The fund will bear all costs in connection with the custody of the fund’s assets up to 0.02% of the fund’s average daily net assets. Any custody fees in excess of this amount will be borne by the investment adviser. The investment adviser also pays all of the fund’s operating expenses other

MORE ABOUT THE FUND	9

than interest and borrowing expenses, taxes, brokerage fees and commissions, and non-recurring extraordinary expenses.

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) is contained in Form N-CSR filed with the SEC for the period ended August 31, and made available on the fund’s website at troweprice.com/prospectus.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE(S), STRATEGIES, AND RISKS

Investment Objective(s)

The fund seeks high current income and, secondarily, capital appreciation.

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. dollar-denominated mortgage-backed securities. Shareholders will receive at least 60 days’ prior notice of a change to the fund’s 80% investment policy. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

Mortgage-backed securities are debt obligations that are backed by pools of mortgages or that represent claims to cash flows from pools of mortgage loans. The fund may invest in a wide range of mortgage-backed securities, including pass-through certificates and other securities that are backed or issued by the U.S. government and its agencies (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation), mortgage-related securities issued by private banks and other non-governmental issuers, agency and non-agency collateralized mortgage obligations, and other types of mortgage-backed securities as they become available.

Mortgage pass-through certificates entitle the holder to a proportionate share of principal and interest payments made on an underlying pool of mortgage loans. The timely payment of interest and principal on securities issued by the Government National Mortgage Association is guaranteed by the full faith and credit of the U.S. government, while securities issued by the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation provide certain guarantees but are not backed by the full faith and credit of the U.S. government. Collateralized mortgage obligations take the cash flows from other mortgage-backed securities and segregate them into different classes, known as tranches, with various payment schedules and other features.

Under normal conditions, all of the securities purchased by the fund will be rated investment grade (those above BBB- or an equivalent rating) at the time of purchase by at least one credit rating agency or, if unrated, deemed to be investment-grade quality by the adviser. If a security is

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split-rated (i.e., assigned different ratings by different credit rating agencies), the higher rating will be used for purposes of this requirement. There is no limit on the maturity of individual securities in the fund’s portfolio or on the fund’s overall weighted average maturity, which will vary and can be influenced by various factors such as the general level of interest rates and principal prepayments of certain mortgage-backed securities.

In selecting securities, the portfolio manager may weigh the characteristics of various types of mortgage-backed securities and examine yield relationships in the context of the outlook for interest rates and the economy. For example, if interest rates seem likely to fall, the portfolio manager may purchase mortgage-backed securities expected to have below-average prepayment rates with longer maturities and allocate some assets to bonds or other securities that could appreciate in that environment.

The fund’s emphasis on mortgage-backed securities is designed to generate higher income than funds that invest primarily in U.S. Treasury securities with minimal decreases in credit quality. When interest rates rise, mortgage-backed securities tend to have better overall returns than U.S. Treasury securities, although they may not perform as well when interest rates decline.

The fund’s yield will vary. One way to calculate a fund’s yield is to divide the annualized dividends earned for a given period (typically 30 days for bond funds) by the share price at the end of the period. The fund’s total return includes distributions from income and capital gains and the change in share price for a given period.

Credit quality refers to a bond issuer’s expected ability to make all required interest and principal payments on time. Because highly-rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities. U.S. Treasury securities, including Government National Mortgage Association securities, are considered among the highest quality in the fixed-income market.

A bond fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying bonds, with each bond’s maturity “weighted” by the percentage of the fund’s assets it represents, and an average effective maturity taking into consideration that securities may be called or prepaid.

Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. Future interest and principal payments are discounted to reflect their present value and then multiplied by the number of years they will be received to produce a value expressed in years—the duration. “Effective” duration takes into account call features and sinking fund payments that may shorten a bond’s life. Since duration can be computed for bond funds, you can estimate the effect of interest rate fluctuations on share prices by multiplying the fund’s duration by an expected change in interest rates.

Mortgage-backed securities differ from other high-quality bonds in one major respect. Non-mortgage bonds generally repay principal (face value of the bond) when their maturity date is reached, but most mortgage-backed securities repay principal continually as homeowners make

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mortgage payments. Homeowners have the option of paying either part or all of the loan balance before maturity, perhaps to refinance or buy a new home. As a result, the effective maturity of a mortgage-backed security is virtually always shorter than its stated maturity. For example, a newly issued pass-through certificate backed by 30-year, fixed rate mortgages will generally have a far shorter life than 30 years—probably 12 years or less. Therefore, it will usually be about as volatile as a 10-year U.S. Treasury bond. It is possible to estimate the average life of an entire mortgage pool backing a particular security with some accuracy, but not with certainty. As a result, the fund’s exposure to prepayment and extension risks are greater than other bond funds that do not invest primarily in mortgage-backed securities.

The fund may gain investment exposure to mortgage-backed securities by entering into agreements to buy or sell securities through the TBA market. The fund would enter into a commitment to either purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for mortgage-backed securities. These transactions are considered to be TBA because the fund commits to buy a pool of mortgages that have yet to be specifically identified but will meet certain standardized parameters (such as yield, duration, and credit quality) and contain similar loan characteristics. For either purchase or sale transactions, the fund may extend the settlement by entering into “dollar roll” transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price. These transactions have the potential to enhance the fund’s returns and reduce its administrative burdens when compared with holding mortgage-backed securities directly, although these transactions will increase the fund’s portfolio turnover rate. During the roll period, the fund forgoes principal and interest paid on the securities. However, the fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The fund also expects to engage in short sales of TBA mortgages, including short sales on TBA mortgages the fund does not own, to potentially enhance returns or manage risk.

The fund may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.

The fund invests in the following types of securities or assets:

Bonds

A bond is an interest-bearing security. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem or “call” a bond before maturity, and the investor may have to invest the proceeds at lower market rates. Bonds can be issued by U.S. and foreign governments, states, and municipalities, as well as a wide variety of companies.

A bond’s annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond’s price usually rises when interest rates fall and vice versa, so its yield generally stays consistent with current market conditions.

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Conventional fixed rate bonds offer a coupon rate for a fixed maturity with no adjustment for inflation. Real rate of return bonds also offer a fixed coupon but include ongoing inflation adjustments for the life of the bond.

Certain bonds have floating or variable interest rates that are adjusted periodically based on a particular index. These interest rate adjustments tend to minimize fluctuations in the bonds’ principal values. The maturity of certain floating rate securities may be shortened under certain specified conditions.

Bonds, including asset- and mortgage-backed securities, may be secured (backed by specific collateral) or may be unsecured (backed only by the issuer’s general creditworthiness).

A majority of bonds have a stated maturity date when the issuer must repay the bond’s entire principal value to the investor. However, many bonds are “callable,” meaning their principal can be repaid before the stated maturity date. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage when interest rates fall. In that environment, a bond’s “effective maturity” may be its nearest call date. For example, the rate at which homeowners pay down their mortgage principal determines the effective maturity of mortgage-backed bonds.

Credit quality ratings are not guarantees. They are estimates of an issuer’s creditworthiness and ability to make interest and principal payments as they come due. Ratings can change at any time due to actual or perceived changes in an issuer’s creditworthiness or financial fundamentals.

Mortgage-Backed Securities

The fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The “big three” issuers are the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Government National Mortgage Association certificates are backed by the full faith and credit of the U.S. government, while others, such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation certificates, are only supported by the ability to borrow from the U.S. Treasury or by the credit of the agency. (The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation operate under conservatorship of the Federal Housing Finance Agency, an independent federal agency.) Private mortgage bankers and other institutions also issue mortgage-backed securities.

Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the rate of mortgage prepayments, including refinancings, tends to increase. Refinanced mortgages are paid off at face value or “par,” causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this

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risk limits the potential price appreciation of these securities and can negatively affect the fund’s net asset value. When interest rates rise, the prices of mortgage-backed securities can be expected to decline. In addition, when interest rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased price volatility.

Specific types of mortgage-backed securities in which the fund may invest include:

Agency Certificates Mortgage certificates issued by U.S. government agencies represent interests in a pool of underlying mortgages with maximum final maturities ranging from 15 to 40 years. However, due to both scheduled and unscheduled principal payments, these certificates have a shorter average life and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average life of a particular mortgage pool. However, it is standard industry practice to treat new issues of mortgage certificates as 30-year mortgage-backed securities having an average life of no greater than 12 years. Because the expected average life is a better indicator of the maturity characteristics of these certificates, principal volatility and yield may be more comparable to 10-year U.S. Treasury bonds.

Government National Mortgage Association Project Loan Securities The fund may purchase these securities which are issued by Government National Mortgage Association for multifamily projects, i.e., low to moderate income housing, nursing homes, apartment rehabilitation, housing for the elderly or handicapped, and similar projects. These bonds provide call protection for a term stated in the issue. The project loans can be made to either private enterprise or nonprofit groups. There can be penalties assessed for prepayments, creating a disincentive for early prepayment. While full and timely payment of principal and interest is guaranteed by Government National Mortgage Association, the prices of these securities could be more volatile than other Government National Mortgage Association securities depending on the financial condition of the underlying project.

Collateralized Mortgage Obligations Collateralized mortgage obligations are debt instruments that are fully collateralized by a portfolio of mortgages or mortgage-backed securities including Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and non-agency-backed mortgages. All interest and principal payments from the underlying mortgages are passed through to the collateralized mortgage obligations in such a way as to create different classes with varying risk characteristics, payment structures, and maturity dates. Collateralized mortgage obligation classes may pay fixed or variable rates of interest, and certain classes have priority over others with respect to the receipt of prepayments and allocation of defaults.

Stripped Mortgage Securities Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a collateralized mortgage obligation to create additional classes of securities. Generally, one class receives interest-only payments and another receives principal-only payments. Unlike other mortgage-backed securities and principal-only strips, the value of interest-only strips tends to move in the same direction as interest rates. The fund can use interest-only strips as a hedge against falling prepayment rates (when interest rates are rising) and/or in an unfavorable market

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environment. Principal-only strips can be used as a hedge against rising prepayment rates (when interest rates are falling) and/or in a favorable market environment. Interest-only strips and principal-only strips are acutely sensitive to interest rate changes and to the rate of principal prepayments.

A rapid or unexpected increase in prepayments can severely depress the price of interest-only strips, while a rapid or unexpected decrease in prepayments could have the same effect on principal-only strips. Of course, under the opposite conditions these securities may appreciate in value. These securities can be very volatile in price and may have lower overall liquidity than most other mortgage-backed securities. Certain non-stripped collateralized mortgage obligation classes may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain collateralized mortgage obligation classes, in addition to losing value, can exhibit characteristics of long-term securities and become more volatile. There is no guarantee that the fund’s investments in collateralized mortgage obligations, interest-only strips, or principal-only strips will be successful, and the fund’s total return could be adversely affected as a result.

Principal Risks

The principal risks associated with the fund’s principal investment strategies, which may be even greater in unfavorable or uncertain market conditions, include the following:

Fixed income markets: The market price of investments owned by the fund may go up or down, sometimes rapidly or unpredictably. The fund’s investments may decline in value due to factors affecting the overall fixed income markets or particular industries or sectors. The value of a holding may decline due to developments related to a particular issuer, but also due to general fixed income market conditions, including real or perceived adverse economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. The fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value.

Market conditions: The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, military conflict, acts of terrorism, political and social unrest, regulatory changes, recessions, tariffs and shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious

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diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Any of these events may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies, and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention (including sanctions) in markets may impact interest rates, market volatility, and security pricing. The occurrence of any of these events could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

TBAs and dollar rolls: TBA and dollar roll transactions present special risks to the fund. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the fund will still bear the risk of any decline in the value of the security to be delivered. TBAs and other forward settling securities involve leverage because they can provide investment exposure in an amount exceeding the fund’s initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. While dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities with different settlement dates, these transactions do not require the purchase and sale of identical securities so the characteristics of the security delivered to the fund may be less favorable than the security delivered to the dealer.

Interest rates: The prices of bonds and other fixed income securities typically increase as interest rates fall, and prices typically decrease as interest rates rise (bond prices and interest rates usually move in opposite directions). Such decreases in prices are due to the bonds and notes in the fund’s portfolio becoming less attractive to other investors when securities with higher yields become available. The prices and yields of inflation-linked bonds are directly impacted by the rate of inflation as well as changes in interest rates. Generally, funds with longer weighted average maturities (i.e., an average of the maturities of the underlying debt instruments, “weighted” by the percentage of the fund’s assets it represents) and durations (i.e., the measure of the price sensitivity of a fund to changes in interest rates) carry greater interest rate risk. As a result, in a rising interest rate environment, the net asset value of a fund with a longer weighted average maturity or duration typically decreases at a faster rate than the net asset value of a fund with a shorter weighted average maturity or duration. In addition, recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the interest rates or yields of the securities in which the fund invests. An elevated inflation environment may heighten risks associated with rising interest rates. As a result, rapid changes in interest rates may increase the fund’s overall exposure to interest rate risk.

Prepayments and extensions: A fund investing in mortgage-backed securities, asset-backed securities, and other debt instruments that have embedded call options can be negatively impacted when interest rates fall because borrowers tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the fund’s portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest proceeds at lower interest rates, which reduces the fund’s total return and yield,

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and could result in a loss if bond prices fall below the level that the fund paid for them. A rise in interest rates or lack of refinancing opportunities can cause the fund’s weighted average maturity to lengthen unexpectedly due to a drop in expected prepayments of mortgage-backed securities, asset-backed securities, and callable debt instruments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

Credit quality: An issuer of a debt instrument held by the fund could default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income and share price. Credit risk is increased when portfolio holdings are downgraded or the perceived financial condition of an issuer deteriorates. Holdings with an investment-grade rating should have a relatively low risk of encountering financial problems and a relatively high probability of future payments. However, holdings rated below investment grade are more susceptible to adverse economic conditions than other investment-grade holdings and may have speculative characteristics. Holdings rated below investment grade should be regarded as speculative because their issuers may be more susceptible to financial setbacks and recession than more creditworthy issuers.

Liquidity: The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interests in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Sectors of the bond market can experience sudden downturns in trading activity. During periods of reduced market liquidity, the spread between the price at which a security can be bought and the price at which it can be sold can widen, and the fund may not be able to sell a holding readily at a price that reflects what the fund believes it should be worth. Securities with lower overall liquidity can also become more difficult to value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional broker-dealers to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where selling activity from fixed income investors may be higher than normal, potentially causing increased supply in the market.

Portfolio turnover: Generally, the higher the portfolio turnover rate, the higher the overall transaction costs and the greater the potential impact on the fund’s total return. High portfolio turnover results in increased transaction costs to the fund, which may include dealer mark-ups, brokerage commissions, and other transaction costs related to the sale of holdings and reinvestment of the proceeds in other holdings. The fund’s portfolio turnover rate may vary from year to year due to fluctuations in the levels of shareholder purchase and redemption activity, shifts in market conditions or evaluations of industries or specific issuers, and/or changes in the portfolio manager’s overall investment outlook. Since bonds typically have a maturity date and will eventually require reinvestment, funds investing primarily in bonds tend to have higher portfolio turnover than funds investing primarily in stocks. For funds investing in shorter-term securities, mortgage-backed securities, and callable debt instruments, more frequent reinvestment of principal is typically required. Certain investment strategies, such as sector rotation and duration management, may necessitate more frequent trading, and the use of certain types of derivatives may significantly increase the fund’s portfolio turnover rate.

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Active management: The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches: The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund, its investment adviser and subadviser(s) (as applicable), or its service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Investment Management Practices

The fund may employ additional investment management practices as described in this section. The fund’s investments may be subject to further restrictions and risks described in the SAI, which contains more detailed information about the fund and its investments, operations, and expenses.

ESG Integration

The Firm integrates the analysis of governance and sustainability factors into the investment process in an effort to maximize financial performance (known as ESG integration). The Firm focuses on the particular governance and sustainability factors considered most likely to have a material impact on the performance of the holdings or potential holdings in the fund’s portfolio. For certain types of investments, including, but not limited to, cash, currency positions, and particular types of derivatives, this analysis may not be relevant or possible due to a lack of data.

Reserve Position

The adviser normally maintains a certain portion of the fund’s assets in reserves. The reserve position helps the adviser to manage liquidity and take advantage of investment opportunities without selling other fund assets, meet redemption requests, and manage cash flows into the fund, and manage risk by increasing the reserve position during periods of current or expected market volatility. The fund’s reserve position typically consists of: (1) shares of a T. Rowe Price internal money market fund (which does not charge any management fees and is not available for public purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

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Temporary Defensive Position

The adviser may assume a temporary defensive position for the fund in order to respond to adverse market, economic, political, or other conditions, such as to provide flexibility in satisfying significant redemption activity, managing flows into or out of the fund, or paying expenses. The temporary defensive position may be inconsistent with the fund’s principal investment objective(s) and/or strategies, which may impact the fund’s returns or its ability to achieve its investment objective(s). For temporary defensive purposes, the fund may hold a greater amount of assets in reserves than normal or invest without limit in cash or other liquid instruments.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33⅓% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Due to the differences in timing between the purchase and redemption settlement dates for the T. Rowe Price Multi-Sector Account Portfolios (Sector Portfolios), which are funds designed for use by certain institutional separately managed account clients of T. Rowe Price, share exchanges between certain Sector Portfolios could result in short-term borrowings in order to settle purchases of underlying portfolio securities while the purchasing Sector Portfolio awaits the receipt of redemption proceeds from the redeeming Sector Portfolio. Such borrowings are expected to be infrequent and are subject to these limits on borrowings.

PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights table.

FINANCIAL HIGHLIGHTS

The Financial Highlights table, which provides information about the fund’s financial history, is based on a single share outstanding throughout the periods shown. The table is part of the fund’s financial statements, which are included in its Form N-CSR and are incorporated by reference

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into the SAI (available upon request). The financial statements were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	Year Ended
	2/28/26	2/28/25	2/29/24	2/28/23	2/28/22
NET ASSET VALUE
Beginning of period	$8.06	$7.93	$8.10	$9.20	$9.60

Investment activities
Net investment income(1)(2)	0.38	0.37	0.32	0.23	0.08
Net realized and unrealized gain/loss	0.23	0.13	(0.17)	(1.11)	(0.40)
Total from investment activities	0.61	0.50	0.15	(0.88)	(0.32)

Distributions
Net investment income	(0.39)	(0.37)	(0.32)	(0.22)	(0.08)

NET ASSET VALUE
End of period	$8.28	$8.06	$7.93	$8.10	$9.20
Ratios/Supplemental Data
Total return(2)(3)	7.77%	6.46%	1.90%	(9.55)%	(3.37)%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.08%	0.04%	0.06%	0.03%	0.04%
Net expenses after waivers/payments by Price Associates	0.02%	0.02%	0.02%	0.02%	0.02%
Net investment income	4.75%	4.63%	4.02%	2.70%	0.88%

Portfolio turnover rate	377.6%	290.3%	552.5%	775.5%	916.0%
Net assets, end of period (in thousands)	$46,551	$105,729	$110,603	$105,683	$132,340

(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)

Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

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DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their portfolio holdings periodically on troweprice.com. A description of the policies and procedures with respect to the disclosure of portfolio holdings and other portfolio information for the T. Rowe Price Funds is available in the SAI.

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The following policies and procedures apply only to the T. Rowe Price Multi-Sector Account Portfolios (Sector Portfolios), which are funds designed for use by certain institutional separately managed account clients of T. Rowe Price. These funds are not available for direct purchase by the public.

INVESTING IN T. ROWE PRICE SECTOR PORTFOLIOS

Eligible investors in the Sector Portfolios are currently limited to institutional clients that have entered into an investment management agreement for T. Rowe Price or one of its affiliates to serve as investment adviser to the client’s separately managed account. The Sector Portfolios are designed to be components of a separately managed account and seek to invest more efficiently in certain market sectors than is usually possible when buying individual securities for a separately managed account. Shares may generally only be purchased and held by institutional separately managed account clients with a U.S. address. Institutional separately managed account clients typically include corporate pension plans, public pension plans, endowments, and foundations.

Transaction orders are normally initiated based on instructions from the authorized persons at T. Rowe Price responsible for portfolio management of the separately managed account. Therefore, separately managed account clients do not normally trade directly in the Sector Portfolios’ shares.

PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The share price, also called the net asset value, for each fund is calculated as of the close of trading on the New York Stock Exchange (NYSE), which is normally 4 p.m. ET, on each day that the NYSE is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

To calculate the net asset value, the fund’s assets are valued and totaled; liabilities are subtracted; and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the

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fund’s pricing services. Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by T. Rowe Price, as the valuation designee, designated by the Board, by taking into account various, adopted factors and methodologies for determining the fair value. This value may differ from the value the fund receives upon sale of the securities.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If T. Rowe Price determines that developments between the close of a foreign market and the close of the NYSE will, in its judgement, affect the value of some or all of the fund’s securities, T. Rowe Price will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, T. Rowe Price reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

T. Rowe Price may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, T. Rowe Price may make a price adjustment depending on the nature and significance of the event. T. Rowe Price also evaluates a variety of factors when assigning fair values to private placements and other restricted securities. Other funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

How the Trade Date Is Determined

Shares of the Sector Portfolios are intended for purchase on behalf of institutional separately managed accounts for which T. Rowe Price or one of its affiliates has an agreement to provide discretionary investment management services. Accordingly, orders to purchase, redeem, or exchange shares of the Sector Portfolios are typically based on instructions from the personnel at T. Rowe Price authorized to make investment decisions for a particular separately managed account, although a transaction request may also be initiated directly by a separately managed account client. If a transaction request is received in correct form by the Sector Portfolio (from either the authorized person at T. Rowe Price or directly from a separately managed account client) before the close of the NYSE (normally 4 p.m. ET), the transaction will be priced at that business day’s net asset value. If a transaction request is not received by the Sector Portfolio (from either the authorized person at T. Rowe Price or directly from a separately managed account client) until after the close of the NYSE, the transaction will be priced at the next business day’s net asset value.

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Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

Receiving Redemption Proceeds

Redemption proceeds will usually be applied to the short-term investment fund or other cash reserves within the separately managed account, invested in shares of another Sector Portfolio, or used to purchase other securities at the discretion of T. Rowe Price on behalf of a separately managed account. Any proceeds not used for these purposes will normally be sent by wire to the client’s custody account on the settlement date for the transaction, although clients may receive their redemption proceeds by check if they so request or are no longer eligible to invest in the Sector Portfolios. Proceeds are normally sent by the business day following the trade date of the transaction after the redemption request is received and processed, regardless of the method the fund uses to make such payment (for example, by wire or by check). Proceeds sent by wire are typically credited to the client’s custody account the business day after the redemption, and checks are typically mailed on the business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven days after receipt of a valid redemption order (for example, during periods of deteriorating or stressed market conditions or during extraordinary or emergency circumstances).

GENERAL POLICIES RELATING TO TRANSACTIONS

When opening an account, the entity will be required to provide various information, as well as documents governing the existence of the entity, in order for T. Rowe Price to verify the identity of the client and persons opening the account.

The Sector Portfolios reserve the right to accept a purchase that is unaccompanied by payment. Payment for these shares must be received by the time designated by the Sector Portfolio (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled and the party responsible for the canceled purchase may bear the costs of any losses incurred by the Sector Portfolio.

U.S. Dollars All purchases must be paid for in U.S. dollars.

Investment Minimums There are no minimum or maximum limits on the amounts that must be invested in the Sector Portfolios. However, there are minimum investment requirements to establish a separately managed account with T. Rowe Price.

Nonpayment Purchases of a fund’s shares may be canceled if payment is not received in a timely manner, and the shareholder may be responsible for any losses or expenses incurred by the fund or its transfer agent. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

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Meeting Redemption Requests It is expected that the fund will typically use the proceeds from the sale of portfolio securities to meet redemption requests, when consistent with the management of the fund, although the fund may also hold sufficient cash or cash equivalents to meet redemption requests. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. Because T. Rowe Price has investment discretion for the accounts that may invest in the fund, the fund and its portfolio manager are typically aware of upcoming redemption requests from a particular account. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind may be used regularly in circumstances as described above (generally if the shareholder is able to accept securities in-kind) and may also be used in stressed market conditions.

The fund may rely on an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the fund meet short-term redemptions and liquidity needs. In certain circumstances, the T. Rowe Price Funds may also meet redemption requests by utilizing overdraft protection afforded to the fund’s account by the fund custodian. In addition, certain funds have a revolving line of credit in place to help meet short-term redemptions and liquidity needs, if necessary.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available) or by redeeming a large redemption request in-kind.

Large Redemptions Large redemptions can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, if, during any 90-day period, a shareholder redeems fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. Although the fund normally intends to pay redemption proceeds solely in cash, in consideration of the best interests of the remaining shareholders, the fund reserves the right (without prior notice) to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a fund. This in-kind distribution may be in the form of a pro-rata slice of the fund’s portfolio (potentially with certain exclusions and modifications). We will value these securities in the same manner as we do in computing the fund’s net asset value. The redeeming shareholder will be responsible for disposing of the securities, and the shareholder will be subject to the risks that the value of the securities could decline prior to their sale, the securities could be difficult to sell, and brokerage fees could be incurred. If the shareholder continues to hold the securities, the shareholder may be subject to any ownership restrictions imposed by the issuers.

Involuntary Redemptions

The Sector Portfolios reserve the right to automatically redeem the shares of any investor that ceases to be eligible for investment in the funds. By purchasing shares of the Sector Portfolios and entering into an investment management agreement with T. Rowe Price or one of its

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affiliates, the separately managed account client agrees that T. Rowe Price or its affiliate may redeem all Sector Portfolio shares on behalf of the client upon termination of the client’s investment management agreement or failure to meet the Sector Portfolios’ eligibility criteria. Upon termination of an investment management agreement between a separately managed account client and T. Rowe Price (or one of its affiliates), any outstanding Sector Portfolio shares held by the client will be redeemed by T. Rowe Price in accordance with the terms of the agreement. The liquidation of shares under these circumstances may have tax consequences for the client.

Excessive and Short-Term Trading Policy

Frequent purchases and redemptions of fund shares may disrupt a fund’s portfolio management strategies, increase a fund’s trading and other costs, and negatively affect the fund’s performance. The Boards of the T. Rowe Price Funds have adopted policies that are designed to deter excessive transactions and short-term trading activity that can be harmful to the funds and their shareholders. These policies include trading limits on additional purchases and exchanges into funds under certain conditions, although shares of T. Rowe Price Funds that are purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates are exempt from these trading limits.

Because the Sector Portfolios are designed to be components of separately managed accounts and serve as a part of an institutional client’s asset allocation strategy, Sector Portfolio shares may be purchased or redeemed on a frequent basis for rebalancing purposes or in order to invest new cash flows or accommodate reductions in account size. These funds are managed in a manner consistent with their role as investment options for separately managed accounts and are exempt from the excessive and short-term trading policies adopted for other T. Rowe Price Funds.

INFORMATION ON DISTRIBUTIONS AND TAXES

Each Sector Portfolio has elected to be treated and intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company, and were ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

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To the extent possible, all net investment income and realized capital gains are distributed to shareholders. Generally, your share of the distributions is based on the number of shares of the fund outstanding on the applicable dividend record date. Therefore, if the fund has experienced a net redemption during the taxable period, your share of the distribution that is declared less frequently than daily may be relatively higher due to the smaller number of shares outstanding on the record date. See also “Taxes on Fund Distributions” below.

Dividends and Other Distributions

Any dividend and capital gain distributions are reinvested in additional fund shares unless another option is selected.

Dividends for the Sector Portfolios, if any, are declared daily, and any accrued dividends for the month are typically paid or reinvested on the first business day of the next month. Shares that are purchased begin to earn any dividends on the business day that payment is received by the Sector Portfolio if payment is received by 2 p.m. ET. (Purchased shares do not begin to earn dividends until the next business day if payment is received after 2 p.m. ET.) Shares that are redeemed continue to earn any dividends through the calendar day prior to the date the redemption settles and proceeds are sent. Therefore, shares redeemed from the Mortgage-Backed Sector Portfolio will normally earn dividends, if any, through the redemption trade date, and shares redeemed from the other Sector Portfolios will normally earn dividends, if any, through the business day following the redemption trade date. However, for any shares that are redeemed on a business day prior to a weekend (or holiday) and proceeds are not sent until after the weekend (or holiday), those redeemed shares will continue to earn any dividends through the weekend (or holiday). The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is generally paid the following year. A fund may have to make additional capital gain distributions, if necessary, to comply with the applicable tax law.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

You generally will be subject to tax when:

• You sell fund shares, including an exchange from one fund to another.

• The fund makes dividend or capital gain distributions.

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For individual shareholders, a portion of ordinary dividends representing qualified dividend income received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, distributions from nonqualified foreign corporations, distributions from real estate investment trusts (REITs), and dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017, you generally may be allowed a deduction of up to 20% on your qualified REIT dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock or bond funds is expected to qualify for this deduction. A fund that earns interest income may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the fund share for more than 180 days during the 361-day period beginning on the date which is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. The holding period requirement does not apply to money market funds or funds that declare interest dividends on a daily basis in an amount equal to at least 90% of the fund’s excess Section 163(j) interest income and distribute such dividends on a monthly basis.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another fund in a taxable account is also a sale for tax purposes.

All or a portion of the loss realized from a sale or exchange of your fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the

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loss for shares sold or exchanged within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

If applicable, T. Rowe Price will make available, no later than mid-February, a Form 1099-B indicating the date and amount of each sale made in the fund during the prior year along with applicable cost basis information. This information will also be reported to the Internal Revenue Service.

Taxes on Fund Distributions

T. Rowe Price will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Dividends from tax-free funds are generally expected to be tax-exempt for federal income tax purposes. Bond fund and money market fund dividends for each calendar year will include dividends accrued up to the first business day of the next calendar year. Ordinary dividends and capital gain dividends may also be subject to state and local taxes. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax, whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. For funds investing in foreign instruments, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt instruments are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

A fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital, which are generally nontaxable but reduce your tax basis in the fund’s shares. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments, such as REITs, and distributions that exceed taxable income due to losses from foreign currency transactions or other investment transactions. Certain funds, including international bond funds and funds that

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invest in REITs, are more likely to recharacterize a portion of their distributions as a result of their investments.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If you are subject to backup withholding, we will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup withholding if we are notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or our records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and forward currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you invested in the form of a taxable distribution. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return. The amount of capital gains realized by the fund is dependent upon the price at which securities are sold compared with the cost basis of those securities. When evaluating investment opportunities and deciding to sell a particular holding, a portfolio manager may consider the fund’s cash position relative to the cash needed to meet shareholder redemptions and/or purchase other securities and may identify certain shares with a specific cost basis to be sold in an attempt to minimize capital gain distributions. Additional information is available in the fund’s annual and semiannual Form N-CSRs.

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse

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any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed when permitted by law, including in cases of threatening or abusive conduct, suspected fraudulent or illegal activity, or in the event you terminate your investment advisory agreement with T. Rowe Price, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money market funds, to suspend redemptions to facilitate an orderly liquidation.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the fund’s annual report, there is a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The fund’s annual and semi-annual financial statements are included in its Form N-CSRs. To obtain free copies of any of these documents, call your T. Rowe Price Client Service Professional. These documents are available without charge through troweprice.com/prospectus.

Annual and semi-annual shareholder reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231

1940 Act File No. 811-22620	E326-040 11/2/26